Exhibit 32.1

HIGHPOINT RESOURCES CORPORATION
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of HighPoint Resources Corporation for the fiscal quarter ended September 30, 2020, I, R. Scot Woodall, Chief Executive Officer and President of HighPoint Resources Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.This Form 10-Q for the fiscal quarter ended September 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Form 10-Q for the fiscal quarter ended September 30, 2020 fairly presents, in all material respects, the financial condition and results of operations of HighPoint Resources Corporation for the periods presented therein.

Date: November 9, 2020

/s/ R. Scot Woodall
R. Scot Woodall
Chief Executive Officer and President
(Principal Executive Officer)